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                                                                      EXHIBIT 21


                           SUBSIDIARIES OF THE COMPANY

                                                                                   JURISDICTION OF
NAME                                                        % OWNED                 INCORPORATION
----                                                        -------                 -------------
Balkamp                                                      89.61                    Indiana
Berry Bearing Company                                        100.0                    Illinois
Genuine Parts Holdings, Ltd.                                 100.0                 Alberta, Canada
Genuine Parts Company, Ltd.                                  100.0                 Alberta, Canada
Oliver Industrial, Ltd.                                      100.0                 Alberta, Canada
GPC Mexico, S.A. de C.V.                                     100.0                 Puebla, Mexico
GPC Trading Corporation                                      100.0                 Virgin Islands
Manco Trucking                                               100.0                    Illinois
Motion Industries                                            100.0                    Delaware
Motion Industries (Canada), Inc.                             100.0                 Ottawa, Ontario
S. P. Richards Company                                       100.0                     Georgia
Horizon Data Supply, Inc.                                    100.0                     Nevada
Horizon Data Corporation South                               100.0                     Florida
1st Choice Auto Parts, Inc.                                   51.0                     Georgia
A & M Parts, Inc.                                             51.0                     Georgia
Ann Arbor Auto Supply, Inc.                                   51.0                     Georgia
Antioch Automotive Supply, Inc.                               51.0                     Georgia
Auto & Truck Parts of Santa Fe, Inc.                          51.0                     Georgia
Auto Paint & Supply Co. of Lexington, Inc.                    51.0                     Georgia
Auto Parts of Big Creek, Inc.                                 51.0                     Georgia
Auto Parts of Chanute, Incorporated                           51.0                     Georgia
Auto Parts of Daytona, Inc.                                   51.0                     Georgia
Auto Parts of East Brunswick, Inc.                            51.0                     Georgia
Auto Parts of Jupiter, Inc.                                   51.0                     Georgia
Auto Parts of Palmdale, Inc.                                  51.0                     Georgia
Autobahn Supply of River Falls, Inc.                          51.0                     Georgia
Automotion Parts Corp.                                        51.0                     Georgia
Automotive Parts of Quitman, Inc.                             51.0                     Georgia
Back Bay Auto Parts, Inc.                                     51.0                     Georgia
Bad Axe Auto Supply, Inc.                                     51.0                     Georgia
Big Horn Auto Parts, Inc.                                     51.0                     Georgia
Bonney Lake Auto & Truck Parts, Inc.                          51.0                     Georgia
Brigham Automotive Supply, Inc.                               51.0                     Georgia
C & O Auto Parts, Inc.                                        51.0                     Georgia
Cal-Davis Auto & Truck Parts, Inc.                            51.0                     Georgia
Carolina Piedmont Corporation                                 51.0                     Georgia
Cass City Auto & Truck, Inc.                                  70.0                     Georgia
Cedar City Auto Parts, Inc.                                   51.0                     Georgia
Central Motor Parts, Inc.                                     51.0                     Georgia
Central Nebraska Supply Co.                                   51.0                     Georgia
Cereal City Auto Parts, Inc.                                  51.0                     Georgia
Chemung River Auto Supply, Inc.                               51.0                     Georgia
CKT Motive Parts, Inc.                                        51.0                     Georgia
Clermont-Brown Automotive Supply, Inc.                        51.0                     Georgia
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
Clinton County Auto Supply, Inc.                              51.0                     Georgia
Cochise Auto Parts, Inc.                                      51.0                     Georgia
College Station Auto Parts Co.                                51.0                     Georgia
Colorado Motor Parts, Inc.                                    51.0                     Georgia
Copps Hill Auto Parts, Inc.                                   51.0                     Georgia
Creswell Auto & Truck Supply, Inc.                            51.0                     Georgia
Cross Timbers Auto Supply, Inc.                               51.0                     Georgia
Crystal River Auto Parts, Inc.                                51.0                     Georgia
Diamond G Auto Parts of Beaumont, Inc.                        51.0                     Georgia
East Tenn Automotive Supply, Inc.                             51.0                     Georgia
El Campo Parts, Inc.                                          51.0                     Georgia
Elkton Auto Supply, Inc.                                      51.0                     Georgia
Fairfield Automotive Supply, Inc.                             51.0                     Georgia
Farm Auto and Truck Parts, Inc.                               51.0                     Georgia
First Choice Automotive, Inc.                                100.0                     Georgia
First Class Auto Parts, Inc.                                  70.0                     Georgia
First Settlement Automotive, Inc.                             51.0                     Georgia
Foothills Auto Supply, Inc.                                   51.0                     Georgia
Franklin County Supply, Inc.                                  51.0                     Georgia
Gainesville Auto Supply, Inc.                                 51.0                     Georgia
Gila Automotive Supply, Inc.                                  51.0                     Georgia
Glenwood Springs Auto Parts, Inc.                             51.0                     Georgia
Gold Stream Auto Parts, Inc.                                  51.0                     Georgia
Grand Canyon Auto Supply, Inc.                                51.0                     Georgia
Grand Prairie Auto Supply, Inc.                               70.0                     Georgia
Grantsville Auto Parts, Inc.                                  51.0                     Georgia
Gray's Harbor Auto & Truck, Inc.                              51.0                     Georgia
Great Miami Automotive Parts, Inc.                            51.0                     Georgia
Grimm Management Resources, Inc.                              51.0                     Georgia
Hanford Auto & Truck Parts, Inc.                              51.0                     Georgia
Hansens Automotive Supply, Inc.                               51.0                     Georgia
Hastings Auto Supply, Inc.                                    51.0                     Georgia
Heartland Automotive Parts                                    51.0                     Georgia
High Desert Automotive Supply, Inc.                           51.0                     Georgia
Holton Auto Parts, Inc.                                       51.0                     Georgia
Hood Canal Auto Parts, Inc.                                   51.0                     Georgia
Houghton Lake Auto Supply, Inc.                               51.0                     Georgia
Huntsville Parts & Equipment, Inc.                            51.0                     Georgia
Hyland Hill Automotive Supply, Inc.                           51.0                     Georgia
Innovative Parts, Incorporated                                51.0                     Georgia
JBH Auto Supply, Incorporated                                 51.0                     Georgia
Kane Auto Parts, Inc.                                         51.0                     Georgia
L & P Automotive Supply, Inc.                                 51.0                     Georgia
Labelle Auto and Truck Supply, Inc.                           51.0                     Georgia
Lake City Auto Parts, Inc.                                    51.0                     Georgia
Lake Havasu City Auto Parts, Inc.                             51.0                     Georgia
Lana Lou Auto Parts, Inc.                                     51.0                     Georgia
Lauderdale County Supply, Inc.                                51.0                     Georgia
Little Sioux Automotive Supply, Inc.                          51.0                     Georgia
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
Livonia Auto Supply, Inc.                                     51.0                     Georgia
Lodi Automotive Supply, Inc.                                  51.0                     Georgia
Luke's Auto Supply, Inc.                                      51.0                     Georgia
Marion Auto Supply, Inc.                                      51.0                     Georgia
Marion Automotive Parts, Incorporated                         51.0                     Georgia
McKinney Parts, Inc.                                          51.0                     Georgia
McMinn County Automotive, Inc.                                51.0                     Georgia
Mid-Town Auto & Machine Shop, Inc.                           100.0                     Georgia
Mid-Valley Automotive, Inc.                                   51.0                     Georgia
Middletown Parts Unlimited, Inc.                              51.0                     Georgia
Modesto Auto and Truck Parts, Inc.                            51.0                     Georgia
Montana Motor Service, Inc.                                   51.0                     Georgia
Motor Innovations, Inc.                                       51.0                     Georgia
Muscatine Auto Parts, Inc.                                   100.0                     Georgia
N. V. Automotive Supply, Inc.                                 51.0                     Georgia
Nacogdoches Auto Parts, Inc.                                  51.0                     Georgia
Northwest Auto Parts, Inc.                                    51.0                     Georgia
Oberlin Auto Parts, Inc.                                      51.0                     Georgia
Outland Supply, Inc.                                          51.0                     Georgia
Overton County Parts Center, Inc.                             51.0                     Georgia
Parts & Company of Selma, Inc.                                51.0                     Georgia
Parts Connection, Inc.                                        51.0                     Georgia
Parts of Columbus, Inc.                                       51.0                     Georgia
Parts of Hillsville, Inc.                                     70.0                     Georgia
Parts Unlimited, Inc.                                         51.0                     Georgia
Peninsula Parts Company                                       51.0                     Georgia
Petoskey Automotive Center, Inc.                              51.0                     Georgia
Pima Auto Supply, Inc.                                        51.0                     Georgia
Polyco Corporation                                            70.0                     Georgia
Port Charlotte Auto Supply, Inc.                              51.0                     Georgia
Potomac Creek Auto Supply, Inc.                               51.0                     Georgia
Prairie Hills Corp.                                           51.0                     Georgia
Preferred Parts Company                                       51.0                     Georgia
Prescott Auto Parts, Inc.                                     51.0                     Georgia
Pride City Auto Parts, Inc.                                   51.0                     Georgia
Pueblo Automotive, Inc.                                       51.0                     Georgia
Quality Auto Parts & Paint Supply, Inc.                       51.0                     Georgia
Quality Auto Parts of Los Lunas, Incorporated                 51.0                     Georgia
R.K.R., Inc.                                                  51.0                     Georgia
Razorback Enterprises, Inc.                                   51.0                     Georgia
Rialto Auto Parts, Inc.                                       51.0                     Georgia
Rio Verde Auto Parts, Inc.                                    51.0                     Georgia
River Valley Auto Parts, Inc.                                 51.0                     Georgia
Riverside Auto Parts, Inc.                                    51.0                     Georgia
RKKC, Inc.                                                    51.0                     Georgia
Rutherford Auto Parts                                         51.0                     Georgia
San Joaquin Parts Corporation, Inc.                           51.0                     Georgia
San Juan Quality Parts, Inc.                                  51.0                     Georgia
Seaside Auto Parts, Inc.                                      51.0                     Georgia
Sevier County Automotive, Inc.                                51.0                     Georgia
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
Smithfield Auto Parts, Inc.                                   51.0                     Georgia
South Central Kansas Automotive, Inc.                         51.0                     Georgia
Southern Indiana Parts, Inc.                                  51.0                     Georgia
Spooner Auto Parts, Inc.                                      51.0                     Georgia
Standard Motor Parts of Reidsville, Inc.                      51.0                     Georgia
Sugar River Auto Parts, Inc.                                  51.0                     Georgia
Sumner Auto & Truck, Inc.                                     51.0                     Georgia
Sweet Home Auto & Truck Supply, Inc.                          51.0                     Georgia
Terrebonne Parish Auto Parts, Inc.                            51.0                     Georgia
The Carolina Ritchie Company                                  51.0                     Georgia
The Flowers Company                                           51.0                 North Carolina
The Parts House, Inc.                                         51.0                     Georgia
The Parts Store, Inc.                                         51.0                     Georgia
The Rock Parts Co.                                            70.0                     Georgia
The Wilbur Group, Inc.                                        51.0                     Georgia
Thousand Oaks Auto Parts, Inc.                                51.0                     Georgia
Timberland Auto & Truck Parts, Inc.                           51.0                     Georgia
TNT Supply, Inc.                                              51.0                     Georgia
Twin Lake Parts & Equipment, Inc.                             51.0                     Georgia
Union County Auto Parts, Inc.                                 51.0                     Georgia
Uptergrove Auto Supply, Inc.                                  51.0                     Georgia
Vicksburg Automotive, Inc.                                    51.0                     Georgia
Viking Auto Parts, Inc.                                       51.0                     Georgia
Warren County Automotive, Inc.                                51.0                     Georgia
Warrick Automotive Supply, Inc.                               51.0                     Georgia
Watsonville Auto Supply, Inc.                                 51.0                     Georgia
West Monroe Auto Parts, Inc.                                  51.0                     Georgia
West Volusia Auto Supply, Inc.                                51.0                     Georgia
Wharton Auto & Truck Parts, Inc.                              51.0                     Georgia
Whitney Point Unit Parts, Inc.                                51.0                     Georgia
Wisota Auto Parts, Inc.                                       51.0                     Georgia
Yorkville Automotive Supply, Inc.                             51.0                     Georgia
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